EXHIBIT 99.1


                  RECONCILIATION OF CERTAIN NON-GAAP MEASURES

      The Reader's Digest Association, Inc. (the "Company" or "we") publicly reports our financial information in accordance with accounting principles generally accepted in the United States (GAAP). To facilitate external analysis of our operating performance, we also present financial information that may be considered to be "non-GAAP financial measures" under Registration G and Item 10 of Regulation S-K promulgated by the Securities and Exchange Commission. Non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, GAAP financial measures.

      In the tables below, we present a reconciliation of non-GAAP measures included in the filings specified below to the most directly comparable GAAP measures. All amounts set forth below, other than per share amounts, are in millions.

(1)Reconciliation of Free Cash Flow of the Company shown in our Current Report on Form 8-K, filed January 23, 2003 to the most directly comparable GAAP measure.

                                  Three months ended          Six months ended
                                    December 31,                December 31,
                                    2002        2001          2002        2001
                                    ----        ----          ----        ----
Net change in cash (a)           $  12.1    $   23.1     $   (39.6)    $  39.9
Less:
Change in debt                     (39.0)      (87.0)         (0.4)       56.5
Share repurchases                 (101.7)      (35.4)       (101.7)      (64.1)
Dividends                           (5.3)       (5.3)        (10.6)      (10.8)
Recapitalization costs              (3.0)         --          (3.2)         --
Acquisitions and divestitures         --          --            --         2.2
                               ----------    --------   -----------    --------
Free Cash Flow                  $  161.1     $ 150.8      $   76.3     $  56.1

      --------------------
      (a)  Most directly comparable GAAP Measure.

(2)Reconciliation of EBITDA for each of the Company and our Reiman business, included in our Current Report on Form 8-K, filed October 25, 2002, to the most directly comparable GAAP measure.

Reader's Digest         Three months ended September 30,
                              2002              2001
                              ----              ----
Net Loss (a)                 $(5.2)          $  (1.1)
Add:
Income Tax Benefit            (2.9)             (0.6)
Other expense, net            10.1               4.5
Depreciation and
  amortization                16.0               8.2
                             -----           -------
EBITDA                       $18.0            $ 11.0
      -------------------
      (a)  Most directly comparable GAAP Measure.

Reiman
                         Three months ended
                         September 30, 2002
                         ------------------
Net Income (a)                $  1.8
Add:
Income Tax
Provision                        0.5
Depreciation
  and amortization               8.6
                              ------
EBITDA                         $10.9

      ---------------------
      (a)  Most directly comparable GAAP Measure.

(3)Reconciliation of Free Cash Flow of the Company included in our Current Report on Form 8-K, filed October 25, 2002, to the most directly comparable GAAP measure.

                                    Three months ended September 30,
                                    2002          2001          2000
                                    ----          ----          ----
Net change in cash (a)           $ (51.6)       $ 16.8         $ 2.0
Less:
Change in debt                      38.6         143.5         160.5
Share repurchases                     --         (28.7)         (3.6)
Dividends                           (5.3)         (5.5)         (5.5)
Recapitalization costs              (0.2)           --            --
Acquisitions and divestiture          --           2.2         (20.0)
                                  ------      --------        ------
Free cash flow                   $ (84.7)      $ (94.7)     $ (129.4)
      ----------------------
      (a)  Most directly comparable GAAP Measure.


(4)Reconciliation of adjusted earnings per share included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2002, to the most directly comparable GAAP measure.

                                          Fiscal Year
                                              Ended
                                         June 30, 2002
                                         -------------
Diluted earnings per share
  prepared in accordance
  with GAAP (a)                              $ 0.89
Add:
Other operating items, net                     0.17
Expenses associated with our
  recapitalization                             0.04
Investment write-off                           0.02
                                             ------
Adjusted earnings per share                  $ 1.12

      ---------------------
      (a)  Most directly comparable GAAP Measure.

(5)Reconciliation of Segment EBITDA of the Company included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2002, to the most directly comparable GAAP measure.

                                                   Ended
                                      Fiscal Year  June      30,
                                      -----------  -----     ---
                            2002          2001     2000      1999      1998
                            ----          ----     ----      ----      ----
Net Income (a)            $ 91.2       $ 132.1  $ 144.7   $ 151.9    $ 17.9
Add:
Cumulative
Effect of
Change in
Accounting
Principle                    ---           ---      ---     (25.3)     ---
Provision for
Income Taxes                49.4          55.7     90.0      85.1      23.6
Other expense
(income), net               17.1          41.2     19.1     (82.6)    (11.3)
Other
  operating
  items, net                26.7          18.4      3.4      37.9      70.0
Depreciation
  and
  amortization              35.9          56.8     47.5      43.7      46.1
                         -------       -------  -------   -------   -------
Segment EBITDA           $ 220.3       $ 304.2  $ 304.7   $ 210.7   $ 146.3

      ----------------
      (a)  Most directly comparable GAAP Measure.


(6)Reconciliation of EBITDA for our Reiman business, included in our Current Report on Form 8-K, filed July 31, 2002, to the most directly comparable GAAP measure.

                      Three months ended
                        June 30, 2002
                        -------------
Net Income (a)             $ 0.7
Add:
Provision for Income Taxes   0.5
Depreciation
  and amortization           3.8
                         -------
EBITDA                     $ 5.0

     ---------------------
     (a)   Most directly comparable GAAP Measure.

(7)Reconciliation of Free Cash Flow of the Company included in our Current Report on Form 8-K, filed July 31, 2002, to the most directly comparable GAAP measure.

                                 Fiscal Year
                                    ended
                                 June 30, 2001
                                 -------------

Net change in cash (a)            $ (14.3)
Less:
Change in debt                       73.1
Share repurchases                   (34.1)
Dividends                           (21.9)
Acquisitions and divestiture        (24.0)
                                ---------
Free cash flow                    $  (7.4)

      --------------------
      (a)  Most directly comparable GAAP Measure.

(8)Reconciliation of Free Cash Flow of the Company included in our Current Report on Form 8-K, filed July 31, 2002, to the most directly comparable GAAP measure.

                           Fiscal
                            Year
                           ended
                        June 30, 2002
                        -------------
Net change in cash (a)   $  72.2
Less:
Change in debt            (789.6)
Share repurchases          (64.1)
Dividends                  (21.3)
Acquisitions and
Divestitures                789.4
                        --------
Free Cash Flow           $ 157.8

      ---------------------
      (a)  Most directly comparable GAAP Measure.




(9)Reconciliation of Free Cash Flow of the Company included in our Current Report on Form 8-K, filed July 31, 2002, to the most directly comparable GAAP measure.

                           Three
                          months
                          ended
                      June 30, 2002
                      -------------
Net change in cash (a)   $ 66.7
Less:
Change in debt            (784.1)
Dividends                   (5.2)
Acquisitions and
Divestitures                787.2
                         --------
Free Cash Flow            $  68.8

      ---------------------
      (a)  Most directly comparable GAAP Measure.


(10) Reconciliation of Net Debt of the Company for the fiscal year ended June 30, 2001, included in our Current Report on Form 8-K, filed July 31, 2002, to the most directly comparable GAAP measure.

                           Fiscal
                            Year
                            ended
                        June 30, 2001
                        -------------
Net Debt                 $ 134.7
Less: Total Cash            35.4
                         -------
Total Debt (a)             170.1

      ----------------------
      (a)  Most directly comparable GAAP Measure.

(11) Reconciliation of Net Debt, excluding Reiman for the three-months ended June 30, 2002, shown in our Current Report on Form 8-K, filed July 31, 2002, to the most directly comparable GAAP measure.

                                       Fiscal
                                        Year
                                        ended
                                    June 30, 2002
                                    -------------
Total Debt (a)                         $ 950.7
Less:
Reiman Purchase price, plus
  cash transaction costs                 785.0
Total Cash                               107.6
                                       -------
Net Debt, excluding Reiman             $  58.1
      ------------------------
      (a)  Most directly comparable GAAP Measure.

(12) Reconciliation of pro forma Revenues and Operating Profit for The Reader's Digest Association, Inc., including a full year of Reiman for the year ended June 30, 2002, shown in our Current Report on Form 8-K, filed February 25, 2003, to the most directly comparable GAAP measure.

                                      Fiscal
                                       Year
                                       ended
                                   June 30, 2002
                                   -------------
Total Revenues (a)                   $ 2,368.6
Add:
Reiman revenues adjusted for
  Reader's Digest's fiscal
  year and other items                   314.8
                                     ---------
Total revenue, as adjusted           $ 2,683.4

      -------------------
      (a)  Most directly comparable GAAP Measure.

                                      Fiscal
                                       Year
                                      ended
                                   June 30, 2002
                                   -------------
Total Operating Profit (a)             $ 157.7
Less: Reiman stub period
      operating profit                     1.2
Add: Reiman operating profit
     adjusted for Reader's
     Digest's fiscal year and
     other items                          71.6
                                       -------
Total operating profit, as             $ 228.1
adjusted

      -------------------
      (a)  Most directly comparable GAAP Measure.



The following are descriptions of the non-GAAP financial measures reconciled above and our reasons for using these measures in our internal analysis of the business.

     o ADJUSTED EARNINGS PER SHARE (DILUTED EARNINGS (LOSS) PER SHARE EXCLUDING SPECIAL ITEMS) - Special items consists of matters that the company believes may not be directly associated with ongoing business operations. Adjusted earnings per share is presented to facilitate period-to-period comparison of results of ongoing business operations.

     o EBITDA (OPERATING PROFIT BEFORE DEPRECIATION AND AMORTIZATION) - EBITDA is a measure used by management in evaluating the company's cash-generating ability by showing segment operating profit exclusive of these significant non-cash expenses.

     o FREE CASH FLOW (CHANGE IN CASH BEFORE THE CHANGE IN TOTAL BORROWINGS, DIVIDENDS, SHARE REPURCHASES, DIVESTITURES AND ACQUISITIONS) - Free cash flow is presented to provide period-to-period cash flow trends generated by the business before any discretionary, finance-related uses/sources of cash. It is used by management to reconcile the change in net debt from period to period.

     o NET DEBT (TOTAL LOANS AND NOTES PAYABLE AND LONG TERM DEBT LESS CASH AND CASH EQUIVALENTS) - Net Debt is a measure used by management to determine how effectively we use cash to apply against debt.

     o SEGMENT EBITDA (SEGMENT OPERATING PROFIT BEFORE DEPRECIATION AND AMORTIZATION) - Segment EBITDA is a measure used by management in evaluating the company's cash-generating ability by showing segment operating profit exclusive of these significant non-cash expenses.